UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2026

EDWARDS LIFESCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way
Irvine, California 92614
(Address of principal executive offices and zip code)

(949) 250-2500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	EW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of the Amended and Restated Long-Term Stock Incentive Compensation Program

At the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Edwards Lifesciences Corporation, a Delaware Corporation (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s Long-Term Stock Incentive Compensation Program (the “Long-Term Stock Program”). The amendment approved by stockholders included an increase in the total number of shares of Edwards common stock available for issuance under the Long-Term Stock Program by 7,000,000 shares to a new total share limit of 341,500,000 shares.

The complete terms of the Long-Term Stock Program amendment is qualified in its entirety by reference to the full text of the Amended and Restated Long-Term Stock Program, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting, which was held on May 7, 2026, are as follows:

Proposal 1: All the nominees for director listed in Proposal 1 were elected to serve until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Leslie C. Davis	461,819,765	13,184,241	881,733	27,211,476
David T. Feinberg, MD	473,746,144	1,812,520	327,076	27,211,476
Kieran T. Gallahue	457,045,403	18,518,195	322,142	27,211,476
Leslie S. Heisz	454,955,195	20,567,869	362,676	27,211,476
Paul A. LaViolette	428,701,646	45,445,276	1,738,817	27,211,476
Steven R. Loranger	446,216,434	28,909,945	759,361	27,211,476
Ramona Sequeira	474,260,552	1,295,682	329,506	27,211,476
Nicholas J. Valeriani	441,224,095	34,327,820	333,825	27,211,476
Bernard J. Zovighian	459,179,727	16,257,009	449,004	27,211,476

Proposal 2: The advisory proposal regarding the Company’s named executive officer compensation was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
424,961,639	50,924,101	0	27,211,476

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
446,283,142	56,814,075	0	27,211,476

Proposal 4: The approval of the Company’s Amended and Restated Long-Term Stock Incentive Compensation Program was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
456,675,201	19,210,539	0	27,211,476

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description

10.1
Amended and Restated Edwards Lifesciences Corporation Long-Term Stock Incentive Compensation Program (incorporated by reference to Appendix B to Edwards’ Definitive Proxy Statement, filed March 26, 2026)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Linda J. Park
Linda J. Park
Date: May 8, 2026		Senior Vice President, Associate General Counsel, and Corporate Secretary

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